Exhibit 10.1

August 9, 2024

Tristar Acquisition I Corp.

2 Burlington Woods Drive, Suite 100

Burlington, MA 01803

Re:	Promissory Notes issued by Tristar Acquisition I Corp., an exempted Cayman Company (together with its successors and assigns, the “Issuer”).

Ladies and Gentlemen:

The Issuer has requested that:

(1) Xiaoma (Sherman) Lu (“Mr. Lu”) forgive the total indebtedness and obligations of the Issuer owing to the Mr. Lu under (i) that certain promissory note issued by the Issuer to Mr. Lu, dated May 3, 2024, in the aggregate principal amount of up to $200,000 (as amended, supplemented or otherwise modified from time to time, the “May 2024 Lu Note”), and (ii) that certain promissory note issued by the Issuer to Mr. Lu, dated September 13, 2023, in the aggregate principal amount of up to $500,000 (as amended, supplemented or otherwise modified from time to time, the “September 2023 Lu Note” and together with the May 2024 Lu Note, the “Lu Notes”).

(2) Chunyi (Charlie) Hao (“Mr. Hao”) forgive the total indebtedness and obligations of the Issuer owing to the Mr. Hao under (i) that certain promissory note issued by the Issuer to Mr. Hao, dated May 3, 2024 in the aggregate principal amount of up to $400,000 (as amended, supplemented or otherwise modified from time to time, the “May 2024 Hao Note”), (ii) that certain promissory note issued by the Issuer to Mr. Hao, dated September 13, 2023, in the aggregate principal amount of up to $500,000 (as amended, supplemented or otherwise modified from time to time, the “First September 2023 Hao Note”), (iii) that certain promissory note issued by the Issuer to Mr. Hao, dated July 8, 2024, in the aggregate principal amount of up to $100,000 (as amended, supplemented or otherwise modified from time to time, the “July 2024 Hao Note”), (iv) that certain promissory note issued by the Issuer to Mr. Hao, dated July 18, 2023, in the aggregate principal amount of up to $375,000 (as amended, supplemented or otherwise modified from time to time, the “July 2023 Hao Note”), and (v) that certain promissory note issued by the Issuer to Mr. Hao, dated September 13, 2023, in the aggregate principal amount of up to $125,000 (as amended, supplemented or otherwise modified from time to time, the “Second September 2023 Hao Note” and together with the First September 2023 Hao Note, the July 2024 Hao Note, the July 2023 Hao Note and May 2024 Hao Note, the “Hao Notes”).

(3) Michael H. Liu (“Mr. Liu”) forgive the total indebtedness and obligations of the Issuer owing to the Mr. Liu under that certain promissory note issued by the Issuer to Mr. Liu, dated September 13, 2023, in the aggregate principal amount of up to $500,000 (as amended, supplemented or otherwise modified from time to time, the “Liu Note”).

(4) Liya Chen (“Mrs. Chen”) forgive the total indebtedness and obligations of the Issuer owing to the Mrs. Chen under that certain promissory note issued by the Issuer to Mrs. Chen, dated September 13, 2023, in the aggregate principal amount of up to $500,000 (as amended, supplemented or otherwise modified from time to time, the “Chen Note” and together with the Lu Notes, the Hao Notes and the Liu Note, the “Notes”).

In exchange for the forgiveness of the Notes:

(1) Helport AI Limited (“Pubco”) agrees to issue to Mr. Hao, on the date hereof a promissory note for the aggregate principal amount of $1,500,000, in the form set forth on Exhibit A hereto (the “Hao Replacement Note”).

(2) Pubco agrees to issue to Mr. Lu, on the date hereof a promissory note for the aggregate principal amount of $625,000, in the form set forth on Exhibit B hereto (the “Lu Replacement Note”).

(3) Pubco agrees to issue to Mr. Liu, on the date hereof a promissory note for the aggregate principal amount of $500,000, in the form set forth on Exhibit C hereto (the “Liu Replacement Note”).

(4) Pubco agrees to issue to Mrs. Chen, on the date hereof a promissory note for the aggregate principal amount of $500,000, in the form set forth on Exhibit D hereto (the “Chen Replacement Note” and together with the Hao Replacement Note, Lu Replacement Note and Liu Replacement Note, collectively, the “Replacement Notes”).

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by Mr. Lu, Mr. Hao, Mr. Liu and Mrs. Chen, the Issuer and Pubco agree and acknowledge that, effective as of the date upon which the Mr. Lu, Mr. Hao, Mr. Liu and Mrs. Chen receive the Replacement Notes, the Notes (other than those provisions thereof, if any, that expressly survive the termination of the Notes, as applicable), and each of the applicable loan documents entered into in connection therewith, are hereby terminated and shall be of no further force or effect.

This letter and the acknowledgment hereto may be executed in any number of counterparts, each of which when executed and delivered by facsimile or otherwise shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

THIS LETTER, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES).

Very truly yours,

By:	/s/ Xiaoma (Sherman) Lu
Xiaoma (Sherman) Lu

By:	/s/ Chunyi (Charlie) Hao
Chunyi (Charlie) Hao

By:	/s/ Michael H. Liu
Michael H. Liu

By:	/s/ Liya Chen
Liya Chen

AGREED TO AND ACKNOWLEDGED AS OF THE
DATE FIRST ABOVE WRITTEN

TRISTAR ACQUISITION I CORP.

By:	/s/ Cong Shi
	Name:	Cong Shi
	Title:	Director

HELPORT AI LIMITED

By:	/s/ Guanghai Li
	Name:	Guanghai Li
	Title:	CEO and Chairman of the Board of Directors

EXHIBIT A

Hao Replacement Note

(See attached)

EXHIBIT B

Lu Replacement Note

(See attached)

EXHIBIT C

Liu Replacement Note

(See attached)

EXHIBIT D

Chen Replacement Note

(See attached)